Exhibit 10.44

AMENDMENT NO. 1

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 1st day of March, 2010, by and between CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (“Borrower”), and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of March 2, 2009 (as amended to date, the “Loan Agreement”), pursuant to which Bank agreed to extend and make available to Borrower certain advances of money.

B. Borrower desires that Bank amend the Loan Agreement to, among other things, extend the maturity of the credit facility.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 13 (Definitions). The definitions for the following terms are amended and restated in their entirety as follows:

“Committed Revolving Line” is an Advance or Advances not to exceed a principal amount outstanding at any time of $25,000,000.”

“Maturity Date” is February 28, 2011.

“Tangible Net Worth” is, on any date, the consolidated total assets of Borrower and its Subsidiaries plus (i) the aggregate amount of cash consideration paid in connection with a stock repurchase on or after the Restatement Date or cash consideration paid in connection with the Yield Enhancement Program established by Borrower in October 2009, not to exceed $130,000,000 in the aggregate, and (ii) up to $50,000,000 in incremental goodwill and/or intangible assets resulting from acquisitions occurring between March 31, 2010 and December 31, 2010, minus (i) the net capitalized stock compensation accumulated since March 31, 2010, (ii) any amounts attributable to (a) goodwill (except to the extent added above), (b) intangible items (except to the extent added above) such as unamortized debt discount and expense, Patents, Trademarks, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (iii) Total Liabilities.

1.2 Appendix A (LIBOR Supplement). The following definition is amended and restated in its entirety as follows:

“LIBOR Rate” shall mean, for any Interest Period for a LIBOR Rate Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to (i) the LIBOR Base Rate for such Interest Period divided by (ii) 1 minus the Reserve Requirement for such Interest Period, but in no event shall the LIBOR Rate be less than 0.50%.

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Original Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower; and

(e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

3. LIMITATION. The consents, amendments and modifications set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank and Guarantor shall have duly executed and delivered a Reaffirmation in the form attached hereto.

4.2 Payment of Loan Fee. Borrower shall have paid to Bank a loan fee in the amount of $20,000.00.

4.3 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6. INTEGRATION. This Amendment, the Loan Documents and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment or the Loan Documents; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	CYPRESS SEMICONDUCTOR CORPORATION a Delaware corporation

By:
Printed Name:
Title:

BANK:	SILICON VALLEY BANK

By:
Printed Name:
Title:

ACKNOWLEDGEMENT, CONSENT AND

REAFFIRMATION OF GUARANTOR

The undersigned (a “Guarantor”) executed an Unconditional Guaranty in favor of SILICON VALLEY BANK (“Bank”) in respect of the Loan and Security Agreement, dated as of September 25, 2003 (as amended and restated as of March 2, 2009, and as may be further amended from time to time, the “Loan Agreement”), by and between CYPRESS SEMICONDUCTOR CORPORATION (“Borrower”) and Bank and hereby acknowledge that it has received a copy of, and has read, that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement (“Amendment”) dated as of March 1, 2010, between Borrower and Bank. Guarantor (i) consents to all amendments and modifications made by the Amendment, (ii) reconfirms and ratifies the Unconditional Guaranty to which Guarantor is a party and (iii) agrees that such Unconditional Guaranty shall remain in full force and effect with respect to the Loan Agreement as amended by the Amendment and all obligations thereunder; and that the consent, amendments and modifications shall not act as a limitation on Guarantor’s liability under its Unconditional Guaranty.

Dated: March 1, 2010

Guarantor:	CYPRESS SEMICONDUCTOR (MINNESOTA), INC.

By:
Name:
Title: